Exhibit 4.12.1

FIRST AMENDMENT

TO

EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of September 19, 2011 (but effective on the Effective Date, defined below) by and among Chesapeake Energy Corporation (the “Company”), Chesapeake Exploration, L.L.C. (the “Borrower”), Union Bank, N.A., as Administrative Agent (“Agent”), the other agents named herein, and the Lenders from time to time parties hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Company, Agent and the Lenders entered into that certain Eighth Amended and Restated Credit Agreement dated as of December 2, 2010 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans and extend credit to the Borrower as therein provided;

WHEREAS, the Borrower has informed the Lenders that the Borrower proposes to enter into certain transactions in connection with an initial public offering of trust units of the Granite Wash Trust, as contemplated by the Granite Wash Trust Registration Statement (in each case as such terms are defined below); and

WHEREAS, the Borrower, the Company, Agent and Majority Lenders desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment Documents” means this Amendment, the Consent and Agreement of the Guarantors relating to this Amendment, and all other documents or instruments delivered in connection herewith or therewith.

[FIRST AMENDMENT TO CREDIT AGREEMENT]

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.

AMENDMENT TO ORIGINAL AGREEMENT

Section 2.1. Definitions.

(a) Upon the Effective Date as defined herein, the following definitions are hereby added to Section 1.1 of the Original Agreement in correct alphabetical order to read as follows:

“Granite Wash Trust” means Chesapeake Granite Wash Trust, a statutory trust formed under the laws of the State of Delaware.

“Granite Wash Trust Registration Statement” means that certain Form S-1 and Form S-3 Registration Statement filed by the Granite Wash Trust and the Company with the SEC as Registration No. 333-175395, as amended.

“Qualifying Royalty Trust” means a statutory trust formed by a Group Member for the purpose of consummating a Qualifying Royalty Trust Transaction, including the Granite Wash Trust described in the Granite Wash Trust Registration Statement.

“Qualifying Royalty Trust AMI Properties” means the oil and gas properties owned by a Group Member that are burdened by the overriding royalty interests constituting a Qualifying Royalty Trust Transaction or that are within an area of mutual interest designated at the time of the Qualifying Royalty Trust Transaction to be subject to any Lien to secure the obligations to a Qualifying Royalty Trust to drill and develop oil and gas wells burdened by such overriding royalty interests.

“Qualifying Royalty Trust Transaction” means (a) the grant of term and/or perpetual overriding royalty interests in oil and gas properties of a Group Member to a Qualifying Royalty Trust formed by a Group Member with respect to which units are sold by such Qualifying Royalty Trust pursuant to an effective registration statement filed with the SEC (including the Granite Wash Trust Registration Statement), (b) the obligations of a Group Member to drill and develop certain oil and gas wells burdened by such overriding royalty interests, which obligations may be secured by a lien on a Group Member’s interest in the applicable Qualifying Royalty Trust AMI Properties, and (c) agreements between a Group Member and such Qualifying Royalty Trust (and the transactions under such agreements) providing for the operation of the oil and gas wells burdened by such overriding royalty interests, for administrative services for the Qualifying Royalty Trust and for registration rights of Group Members and for other transactions incidental to the foregoing; provided that (i) Qualifying Royalty Trust AMI Properties shall not be included in satisfying the Borrower’s obligations under this Agreement to provide Collateral or to maintain Unencumbered Assets and shall not be included in the determination of the Borrowing Base and (ii) no Default or Event of Default shall have occurred and be continuing or shall result therefrom.

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(b) Upon the Effective Date as defined herein, the definition of “Subsidiary” in Section 1.1 of the Original Agreement is hereby amended to add the following sentence at the end thereof:

For the avoidance of doubt, a Qualifying Royalty Trust shall not constitute a “Subsidiary” of the Company.

Section 2.2. Qualifying Transaction Information. Upon the Effective Date as defined herein, Section 2.14 of the Original Agreement is hereby amended by adding the following Section 2.14(j):

(j) The Borrower shall provide the Administrative Agent (i) such information as the Administrative Agent may reasonably request regarding any proposed Qualifying Royalty Trust, including compliance with the requirements contained in the definition of Qualifying Royalty Trust Transaction, and (ii) in connection with the closing of a Qualifying Royalty Trust, a certificate of a Responsible Officer of the Borrower certifying compliance with the requirements contained in the definition of Qualifying Royalty Trust Transaction.

Section 2.3. Liens. Upon the Effective Date as defined herein, Section 7.3 of the Original Agreement is hereby amended by deleting the word “and” from the end of subsection (n), inserting the word “and” at the end of subsection (o), and inserting a new subsection (p) to read as follows:

“(p) Liens securing a Group Member’s obligations to drill and develop wells in respect of a Qualifying Royalty Trust Transaction; provided that such Liens are limited to the related Qualifying Royalty Trust AMI Properties.

Section 2.4. Transactions with Affiliates. Upon the Effective Date as defined herein, Section 7.9 of the Original Agreement is hereby amended by replacing the word “or” immediately before clause (y) with a comma and adding a new clause (z) to read as follows:

“or (z) any Qualifying Royalty Trust Transaction.”

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective when and only when the Administrative Agent shall have received executed counterparts of this Amendment from the Majority Lenders and the following conditions precedent have been satisfied (the date such conditions are so satisfied herein called the “Effective Date”):

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(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance satisfactory to the Administrative Agent:

(i) counterparts of the Amendment Documents executed by the applicable Loan Parties sufficient in number for recordation, as applicable, and distribution to the Administrative Agent and the Borrower.

(ii) a certificate on behalf of each applicable Loan Party certifying that none of the resolutions, incumbency certificates, Organization Documents and/or certificates of Responsible Officers of each Loan Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which such Loan Party is a party have been amended or are otherwise inaccurate since they were delivered and certifying resolutions authorizing this Amendment.

(iii) Such other documents or certificates as the Administrative Agent shall reasonably request.

(b) Any fees required to be paid to the Administrative Agent or any Lender on or before the Effective Date shall have been paid.

(c) Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties. In order to induce each Lender to enter into this Amendment, the Borrower hereby (i) certifies that the representations and warranties made by it contained in Article 4 of the Original Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and agrees to execute, or cause to be executed, such other instruments or further amendments to Loan Documents as the Administrative Agent may reasonably request from time to time to give further effect to this Amendment.

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ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Loan Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of such Loan Party under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment is and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Original Agreement.

Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CHESAPEAKE ENERGY CORPORATION CHESAPEAKE EXPLORATION, L.L.C.

By:	/S/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby
Treasurer and Senior Vice President

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AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A., as Administrative Agent, as Swing Line Lender, as an Issuing Lender and as a Lender

By:	/S/ ZACHARY HOLLY
Zachary Holly
Assistant Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/S/ ANDREW ORAM
Name: Andrew Oram
Title: Managing Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Syndication Agent, as an Issuing Lender and as a Lender

By:	/S/ MARK OBERREUTER
Name: Mark Oberreuter
Title: Vice President

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THE ROYAL BANK OF SCOTLAND plc, as a Co-Syndication Agent, as an Issuing Lender and as a Lender

By:	/S/ SANJAY RENONG
Name: Sanjay Renong
Title: Authorized Signatory

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BNP PARIBAS, as a Co-Syndication Agent, as an Issuing Lender and as a Lender

By:	/S/ RICHARD HAWTHORNE
Name: Richard Hawthorne
Title: Director

By:	/S/ POLLY SCHOTT
Name: Polly Schott
Title: Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Documentation Agent, as an Issuing Lender and as a Lender

By:	/S/ DAVID GURGHIGIAN
Name: David Gurghigian
Title: Managing Director

By:	/S/ MICHAEL D. WILLIS
Name: Michael D. Willis
Title: Managing Director

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BANK OF AMERICA, N.A., as a Lender

By:	/S/ RONALD E. MCKAIG
Name: Ronald E. McKaig
Title: Managing Director

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CITIBANK, N.A., as a Lender

By:	/S/ JOHN F. MILLER
Name: John F. Miller
Title: Attorney-in-fact

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/S/ CARIN KEEGAN
Name: Carin Keegan
Title: Director

By:	/S/ MICHAEL GETZ
Name: Michael Getz
Title: Vice President

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DNB NOR BANK ASA, as a Lender

By:	/S/ SANJIV NAYAR
	Name:	Sanjiv Nayar
	Title:	Senior Vice President

By:	/S/ HENRIK ASLAND
	Name:	Henrik Asland
	Title:	Senior Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ RICK CANONICO
	Name:	Rick Canonico
	Title:	Authorized Signatory

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MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ LEON MO
	Name:	Leon Mo
	Title:	Authorized Signatory

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NATIXIS, as a Lender

By:	/s/ LIANA TCHERNYSHEVA
	Name:	Liana Tchernysheva
	Title:	Managing Director

By:	/s/ TIMOTHY L. POLVADO
	Name:	Timothy L. Polvado
	Title:	Senior Managing Director

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ JOHN FRAZELL
	Name:	John Frazell
	Title:	Director

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ MARY E. EVANS
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ IRJA R. OTSA
	Name:	Irja R. Otsa
	Title:	Associate Director

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BARCLAYS BANK PLC, as a Lender

By:	/s/ ALLEN HUANG
	Name:	Allen Huang
	Title:	AVP

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ JAY CHALL
	Name:	Jay Chall
	Title:	Director

By:	/s/ MICHAEL D. SPAIGHT
	Name:	Michael D. Spaight
	Title:	Associate

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COMPASS BANK, as a Lender

By:	/s/ KATHLEEN J. BOWEN
Name: Kathleen J. Bowen Title: Senior Vice President

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TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/S/ BEBI YASIN
Name: Bebi Yasin Title: Authorized Signatory

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COMERICA BANK, as a Lender

By:	/S/ JOHN S. LESIKAR
Name: John S. Lesikar Title: Assistant Vice President

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SUNTRUST BANK, as a Lender

By:	/S/ YANN PIRIO
Name: Yann Pirio Title: Director

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AND RESTATED CREDIT AGREEMENT]

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/S/ RICHARD LEONG
Name: Richard Leong Title: Asset Manager

By:	/S/ ARTURO POLISENA
Name: Arturo Polisena Title: Asset Manager

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BANK OF SCOTLAND plc, as a Lender

By:	/S/ JULIA R. FRANKLIN
Name: Julia R. Franklin Title: Assistant Vice President

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MACQUARIE BANK, LTD., as a Lender

By:	/S/ YOVEN MOOROOVEN
Name: Yoven Moorooven Title: Division Director

By:	/S/ JOEL OUTLAW
Name: Joel Outlaw Title: Associate Director Legal Risk Management

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NOMURA INTERNATIONAL PLC., as a Lender

By:	/S/ SEAN P. KELLY
Name: Sean P. Kelly Title: Managing Director

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/S/ HIROSHI HIGUMA
Name: Hiroshi Higuma Title: Joint General Manager

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PNC BANK, N.A., as a Lender

By:	/S/ JONATHAN PARKER
Name: Jonathan Parker Title: Officer

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MIDFIRST BANK, as a Lender

By:	/S/ STEVE A. GRIFFIN
Name: Steve A. Griffin Title: Senior Vice President

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CONSENT AND AGREEMENT

By its execution below, each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Sixth Amended and Restated Guarantee Agreement dated as of December 2, 2010 made by it for the benefit of Administrative Agent and Lenders (as modified by certain Assumption Agreements, if any) and the other Loan Documents executed pursuant to the Credit Agreement (or any prior amendment or supplement to the Credit Agreement), (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Sixth Amended and Restated Guarantee Agreement and such other Loan Documents shall remain in full force and effect.

CHESAPEAKE ENERGY CORPORATION
CHESAPEAKE ENERGY LOUISIANA CORPORATION
CHESAPEAKE ENERGY MARKETING, INC.
CHESAPEAKE E&P HOLDING CORPORATION
CHESAPEAKE OPERATING, INC., on behalf of itself and, as general partner of CHESAPEAKE LOUISIANA, L.P.
CHK HOLDINGS CORPORATION
DIAMOND Y ENTERPRISE, INCORPORATED
GENE D. YOST & SON, INC.
LA LAND ACQUISITION CORPORATION
CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE PLAZA, L.L.C.
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as general partner of EMPRESS LOUISIANA PROPERTIES, L.P.

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CONSENT AND AGREEMENT]

EMPRESS, L.L.C.

GOTHIC PRODUCTION, L.L.C.

GREAT PLAINS OILFIELD RENTAL, L.L.C.

HAWG HAULING & DISPOSAL, LLC

HODGES TRUCKING COMPANY, L.L.C.

MC LOUISIANA MINERALS, L.L.C.

MC MINERAL COMPANY, L.L.C.

MIDCON COMPRESSION, L.L.C.

MKR HOLDINGS, L.L.C.

NOMAC DRILLING, L.L.C.

NORTHERN MICHIGAN EXPLORATION

    COMPANY, L.L.C.

PERFORMANCE TECHNOLOGIES, L.L.C.

VENTURA REFINING AND TRANSMISSION,

    LLC

WINTER MOON ENERGY COMPANY, L.L.C.

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby, Treasurer and Senior Vice President of the entities listed above

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CONSENT AND AGREEMENT]